EXHIBIT 32.2
Certification of the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Timothy G. Rogers, the Chief Financial Officer of Technology Solutions Company, certify that:
(i)	The Form 10-K for the year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Form 10-K for the year ended December 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of Technology Solutions Company.

Date: March 31, 2008	By:	/s/ TIMOTHY G. ROGERS
Timothy G. Rogers
Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Technology Solutions Company and will be retained by Technology Solutions Company and furnished to the Securities and Exchange Commission or its staff upon request.